                                                                    EXHIBIT 99.2




                                [RCN LETTERHEAD]




Contact: Jim Downing, RCN Investor Relations, (609) 734-3718
         Nancy Bavec, RCN Public Relations, (609) 734-3772


                       RCN ANNOUNCES THIRD QUARTER RESULTS
       YEAR-OVER-YEAR REVENUES UP 27 PERCENT, EBITDA LOSS DOWN 49 PERCENT


PRINCETON, NJ, NOVEMBER 7, 2001 -- RCN Corporation (Nasdaq: RCNC) today announced its results for the quarter ended September 30, 2001.

QUARTERLY HIGHLIGHTS

- EBITDA loss reduced to $44.2 million this quarter, down from $63.9 million last quarter and $85.8 million loss a year ago.

- Network connections grew 44 percent to 780,564, up from 543,749 a year ago.

-        SG&A costs declined for third quarter in a row.

-        Gross margin improved to 57.1 percent.

- Debt reduction activities saved approximately $75 million in annual interest expense.

"We see positive trends for our company again this quarter," said David C. McCourt, Chairman and CEO of RCN Corporation. "Over the last 9 months, we have brought our EBITDA loss and SG&A spending down by 60 percent and 28 percent, respectively, while revenues grew 20 percent during that same time frame. We have also completed two tender offers that significantly improve our financial position."

FINANCIAL RESULTS FOR THE THIRD QUARTER

For the quarter ended September 30, 2001, pro forma total RCN revenues were $136.7 million, a 27 percent increase from $107.6 million in the same quarter last year, and a 4 percent increase from the second quarter of 2001. RCN's pro forma total consolidated EBITDA (earnings before interest, taxes, depreciation, amortization and non-cash stock-based compensation) for the quarter was a loss of $44.2 million, a 49 percent improvement from the same quarter in 2000, and a 31 percent improvement from last

RCN 3Q01 RESULTS - 2

quarter. Excluding an extraordinary gain of $75.5 million on the early retirement of debt, the company posted a net loss of $187.1 million, or $(1.92) per average common share, for the quarter. Including the gain, the company's net loss was $111.6 million, or $(1.15) per average common share, versus $(2.70) in the third quarter of 2000.

"Our focus on reducing costs has resulted in continued substantial quarter-to-quarter reductions in EBITDA losses and SG & A expenses," said Timothy Stoklosa, Executive Vice President and Chief Financial Officer. "We have also been able to permanently reduce future fixed charges through debt reduction."

Debt reduction: The company has retired approximately $735 million face amount of debt through tender offers commenced during the second and third quarters. Pro forma for the tender offers, long-term debt outstanding at the end of the third quarter is $1.9 billion.

Capital expenditures, including inventory for the quarter, were $115 million, a decrease of 66 percent from a year ago and 26 percent from the previous quarter. During the third quarter of 2001, RCN passed an additional 36,000 homes with its network, and, more importantly, converted 54,000 homes passed into marketable homes. The company now has over 183,600 connections resulting from its ResiLink(sm) bundled service product, with the average customer bundle having
2.7 connections and generating $134 in monthly revenue.

Cash Burn and Liquidity: Total operating cash burn in the third quarter was $136 million, versus $230 million in the second quarter and $496 million in the first quarter. At the end of the third quarter, RCN had liquidity of approximately $1.2 billion, including a $250 million revolver available through its Credit Facility. This liquidity is pro forma for the tender offer completed October 19, 2001, in which $593 million of face value of bonds were retired using $161 million of cash.

"During the third quarter, we made excellent progress in continuing to reduce our cash burn rate while further optimizing margins," said Jeff White, President of Customer and Field Operations for RCN. "RCN is still growing its revenues going forward as we convert our homes passed to marketable homes and target them with direct marketing and by telephone. Additionally, improved productivity and lowered discretionary spending helped us realize significant SG&A savings."

ABOUT RCN

RCN Corporation (Nasdaq: RCNC) is the nation's first and largest facilities-based competitive provider of bundled phone, cable and high-speed Internet services delivered over its own fiber-optic local network to consumers in the most densely populated markets in the U.S. RCN has more than one million customer connections and provides service in the Boston, New York, Philadelphia/Lehigh Valley, New Jersey, Chicago, San Francisco, Los Angeles and Washington D.C. metropolitan markets.

AS A REMINDER, THE RCN RESULTS CALL WILL BE HELD WEDNESDAY, NOVEMBER 7 AT 11 A.M. EASTERN TIME. A LIVE WEBCAST OF THE CONFERENCE CALL WILL BE AVAILABLE ON THE RCN WEBSITE AT WWW.RCN.COM/INVESTOR. SLIDE PRESENTATIONS WILL BE AVAILABLE ON OUR WEBSITE TO FOLLOW ALONG DURING THE CALL.

                                      # # #

Some of the statements made by RCN in this press release are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. RCN believes that the primary factors include, but are not limited to, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, the availability and success of strategic alliances or relationships, RCN's ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and the emergence of future opportunities. Additional information concerning these and other important factors can be found in RCN's filings with the Securities and Exchange Commission. Statements in this release should be evaluated in light of these important factors.

                                                TOTAL SERVICE CONNECTIONS
                                                -------------------------
                                                                                                         QUARTERLY        YEARLY
                                                                                                         ---------        ------
                             3Q00           4Q00           1Q01           2Q01           3Q01              CHANGE         CHANGE
                             ----           ----           ----           ----           ----              ------         ------
CONNECTIONS:

Voice                       113,270        140,329        164,012        187,365        204,638
Video                       386,216        413,403        443,011        460,433        471,567
Data                         44,263         59,852         76,132         90,225        104,359
                          ---------      ---------      ---------      ---------      ---------
Network Connections:        543,749        613,584        683,155        738,023        780,564              6%             44%

Resale                       45,435         47,228         49,229         43,332         37,468
Dial-Up                     480,846        453,965        432,082        405,523        384,752
                          ---------      ---------      ---------      ---------      ---------
TOTAL CONNECTIONS:        1,070,030      1,114,777      1,164,466      1,186,878      1,202,784              1%             12%

Homes Passed              1,360,000      1,495,000      1,597,000      1,654,000      1,690,000              2%             24%

Marketable Homes          1,131,000      1,220,000      1,311,000      1,403,000      1,457,000              4%             29%

Note: The preceding table reflects a recent change in the company's reporting format. Without this change in reporting, the company would have shown a 12% increase in on-net connections, from 606,429 in the second quarter to 681,332 in the third quarter, and a 10% decrease in off-net connections, from 580,449 in the second quarter to 521,452 in the third quarter. The year-over-year percentage increase in on-net connections would have been 68%, from 404,839 in the third quarter of 2000 to 681,332 in the third quarter of 2001. The year-over-year percentage decrease in off-net connections would have been (22)%, from 665,191 in the third quarter of 2000 to 521,452 in the third quarter of 2001.

                              PRO FORMA TOTAL RCN*
                        RCN CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Dollars in Thousands)
                                   (Unaudited)


                                                                    QUARTER ENDED                         NINE MONTHS ENDED
                                                       Sep 30,         Jun 30,         Sep 30,         Sep 30,         Sep 30,
                                                         2001            2001            2000            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
SALES:
       VOICE                                         $    33,653     $    30,910     $    20,014     $    91,575     $    52,770
       VIDEO                                              58,232          54,318          42,014         162,658         114,869
       DATA                                               35,460          34,983          33,065         105,508          88,578
       OTHER                                               9,333          11,156          12,500          33,459          35,686
                                                     -----------     -----------     -----------     -----------     -----------
TOTAL SALES                                              136,678         131,367         107,593         393,200         291,903
COSTS & EXPENSES, EXCLUDING  NON-CASH STOCK BASED
   COMPENSATION, DEPRECIATION AND AMORTIZATION:
       DIRECT EXPENSES                                    58,597          59,693          51,329         178,335         141,337
       OPERATING AND SG&A                                122,252         135,613         142,102         412,597         381,059
                                                     -----------     -----------     -----------     -----------     -----------
EBITDA BEFORE NON-CASH STOCK BASED COMPENSATION          (44,171)        (63,939)        (85,838)       (197,732)       (230,493)
NON-CASH STOCK BASED COMPENSATION                         15,093          16,433          16,185          45,852          27,632
GOODWILL WRITE-OFF AND SPECIAL CHARGES                        --         465,731              --         481,731              --
DEPRECIATION AND AMORTIZATION                             79,566          92,351          90,284         271,914         216,046
                                                     -----------     -----------     -----------     -----------     -----------
OPERATING (LOSS)                                        (138,830)       (638,454)       (192,307)       (997,229)       (474,171)
INVESTMENT INCOME                                         16,257          18,661          40,010          72,704         105,081
INTEREST EXPENSE                                         (48,182)        (50,675)        (55,638)       (152,422)       (164,337)
OTHER (LOSS) INCOME, NET                                  10,894          (3,443)             48           6,896             141
                                                     -----------     -----------     -----------     -----------     -----------
(LOSS) BEFORE INCOME TAXES                              (159,861)       (673,911)       (207,887)     (1,070,051)       (533,286)
PROVISION (BENEFIT) FOR INCOME TAXES                          36            (709)           (880)         (3,251)         (2,401)
                                                     -----------     -----------     -----------     -----------     -----------
(LOSS) BEFORE EQUITY IN UNCONSOLIDATED ENTITIES
   MINORITY INTEREST AND EXTRAORDINARY ITEM             (159,897)       (673,202)       (207,007)     (1,066,800)       (530,885)
EQUITY IN (LOSS) OF UNCONSOLIDATED ENTITIES                  447          16,828          (2,245)         16,747          (8,496)
MINORITY INTEREST IN LOSS OF
  CONSOLIDATED ENTITIES                                   10,554          17,119          11,214          40,928          30,362
EXTRAORDINARY ITEM                                        75,482              --              --          75,482              --
                                                     -----------     -----------     -----------     -----------     -----------
NET (LOSS)                                               (73,414)       (639,255)       (198,038)       (933,643)       (509,019)
PREFERRED DIVIDEND AND ACCRETION REQUIREMENTS             38,226          37,595          35,760         112,792          86,392
                                                     -----------     -----------     -----------     -----------     -----------
NET (LOSS) TO COMMON SHAREHOLDERS                    $  (111,640)    $  (676,850)    $  (233,798)    $(1,046,435)    $  (595,411)
                                                     ===========     ===========     ===========     ===========     ===========


*The Pro Forma Total RCN results reflect the consolidation of all domestic joint ventures and show the ownership share of its joint venture partners as minority interests.

                                   GAAP BASIS
                        RCN CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (Dollars in Thousands, Except Per Share Data)
                                   (Unaudited)

                                                                     QUARTER ENDED                         NINE MONTHS ENDED
                                                        Sep 30,         Jun 30,         Sep 30,         Sep 30,         Sep 30,
                                                         2001            2001            2000            2001            2000
                                                     ------------    ------------    ------------    ------------    ------------
SALES                                                $    116,347    $    110,963    $     88,245    $    333,258    $    238,454
COSTS & EXPENSES, EXCLUDING NON-CASH STOCK BASED
  COMPENSATION, DEPRECIATION AND AMORTIZATION:
       DIRECT EXPENSES                                     51,222          52,782          45,286         157,164         126,868
       OPERATING AND SG&A                                 105,614         119,797         126,106         362,533         333,816
                                                     ------------    ------------    ------------    ------------    ------------
EBITDA BEFORE NON-CASH STOCK BASED COMPENSATION           (40,489)        (61,616)        (83,147)       (186,439)       (222,230)
NON-CASH STOCK BASED COMPENSATION                          15,093          16,433          16,185          45,852          27,632
GOODWILL WRITE-OFF AND SPECIAL CHARGES                         --         454,880              --         470,880              --
DEPRECIATION AND AMORTIZATION                              73,188          83,949          83,059         248,813         196,274
                                                     ------------    ------------    ------------    ------------    ------------
OPERATING (LOSS)                                         (128,770)       (616,878)       (182,391)       (951,984)       (446,136)
INVESTMENT INCOME                                          16,172          18,457          39,789          72,093         104,519
INTEREST EXPENSE                                          (48,182)        (50,675)        (55,638)       (152,422)       (164,337)
OTHER (LOSS) INCOME, NET                                   10,804          (3,443)            (77)          6,809              16
                                                     ------------    ------------    ------------    ------------    ------------
(LOSS) BEFORE INCOME TAXES                               (149,976)       (652,539)       (198,317)     (1,025,504)       (505,938)
PROVISION (BENEFIT) FOR INCOME TAXES                           36            (709)           (880)         (3,251)         (2,401)
                                                     ------------    ------------    ------------    ------------    ------------
(LOSS) BEFORE EQUITY IN UNCONSOLIDATED ENTITIES,
  MINORITY INTEREST AND EXTRAORDINARY ITEM               (150,012)       (651,830)       (197,437)     (1,022,253)       (503,537)
EQUITY IN (LOSS) OF UNCONSOLIDATED ENTITIES                (4,496)          6,843          (7,030)         (4,825)        (22,170)
MINORITY INTEREST IN LOSS OF
  CONSOLIDATED ENTITIES                                     5,611           5,732           6,429          17,953          16,688
EXTRAORDINARY ITEM                                         75,482              --              --          75,482              --
                                                     ------------    ------------    ------------    ------------    ------------
NET (LOSS)                                                (73,415)       (639,255)       (198,038)       (933,643)       (509,019)
PREFERRED DIVIDEND AND ACCRETION REQUIREMENTS              38,225          37,595          35,760         112,792          86,392
                                                     ------------    ------------    ------------    ------------    ------------
NET (LOSS) TO COMMON SHAREHOLDERS                    $   (111,640)   $   (676,850)   $   (233,798)   $ (1,046,435)   $   (595,411)
                                                     ============    ============    ============    ============    ============


BASIC AND DILUTED (LOSS) PER AVERAGE COMMON SHARE:

NET (LOSS) BEFORE EXTRAORDINARY ITEM                 $      (1.92)   $      (7.38)   $      (2.70)   $     (12.17)   $      (7.14)

EXTRAORDINARY ITEM                                   $       0.77    $         --    $         --    $       0.82    $         --

NET (LOSS) TO COMMON SHAREHOLDERS                    $      (1.15)   $      (7.38)   $      (2.70)   $     (11.35)   $      (7.14)
                                                     ============    ============    ============    ============    ============
WEIGHTED AVERAGE  SHARES OUTSTANDING                   97,324,957      91,673,194      86,470,290      92,174,281      83,434,647

                                   GAAP BASIS
                        RCN CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                        September 30,     December 31,
                                                                            2001              2000
                                                                        -------------     ------------
ASSETS
Current assets
      Cash, temporary cash investments and short-term investments        $1,131,926        $1,728,392
      Accounts receivable from related parties                                5,186            37,874
      Accounts receivable, net of reserve for
        doubtful accounts of $15,467 at September 30, 2001 and
        $4,123 at December 31, 2000                                          58,453            52,878
      Interest and dividends receivable                                       7,916            13,365
      Prepayments and other                                                  17,010            21,822
      Investments restricted for debt service                                22,388                 0
                                                                         ----------        ----------
Total current assets                                                      1,242,879         1,854,331


Property, plant and equipment, net of accumulated
      depreciation of $577,761 at September 30, 2001
      and $420,659 at December 31, 2000                                   2,301,482         2,255,959
Investments                                                                 234,570           204,946
Intangible assets, net of accumulated amortization of $119,818
      at September 30, 2001 and $274,924 at December 31, 2000                69,646           389,672
Deferred charges and other assets                                            57,101            70,644
                                                                         ----------        ----------
Total assets                                                             $3,905,678        $4,775,552
                                                                         ==========        ==========

                                   GAAP BASIS
                        RCN CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Dollars in Thousands)
                                   (Unaudited)


                                                                              September 30,       December 31,
                                                                                  2001               2000
                                                                               -----------        -----------
LIABILITIES, REDEEMABLE PREFERRED AND SHAREHOLDERS' DEFICIT
Current liabilities
      Current maturities of long-term debt and
        capital lease obligations                                              $     1,569        $       355
      Accounts payable to related parties                                            4,739             89,800
      Accounts payable                                                              30,158            198,562
      Advance billings and customer deposits                                        23,842             24,638
      Accrued expenses                                                             230,137            217,534
                                                                               -----------        -----------
Total current liabilities                                                          290,445            530,889
                                                                               -----------        -----------
Long-term debt                                                                   2,469,537          2,257,357
Other deferred credits                                                              41,668             25,983
Minority interest                                                                   55,432             75,232
Redeemable preferred stock                                                       2,103,405          1,990,613
Common shareholders' deficit                                                    (1,054,809)          (104,522)
                                                                               -----------        -----------
Total liabilities, redeemable preferred and common shareholders' deficit       $ 3,905,678        $ 4,775,552
                                                                               ===========        ===========